Exhibit 99.1

WILLIAMS COMMENTS ON ETE’S DECISION TO TERMINATE MERGER AGREEMENT

Williams Will Seek Damages Against ETE

TULSA, Okla. – June 29, 2016 – The Williams Companies, Inc. (NYSE: WMB) (“Williams”) today confirmed that Energy Transfer Equity, L.P. (NYSE: ETE) (“ETE”) has provided notice that it is attempting to terminate the Merger Agreement based on an alleged failure to satisfy the closing condition requiring delivery of a Section 721(a) tax opinion from Latham & Watkins LLP.

Williams issued the following statement:

Williams does not believe ETE had a right to terminate the Merger Agreement because ETE breached the Merger Agreement by (among other reasons) failing to cooperate and use necessary efforts to satisfy the conditions to closing, including delivery of Latham & Watkins LLP’s Section 721(a) tax opinion. Accordingly, on June 27, 2016, Williams filed an appeal with the Delaware Supreme Court in connection with the Delaware Court of Chancery’s June 24, 2016 ruling relating to the Merger Agreement between Williams and ETE.

Williams recognizes the practical fact that ETE has refused to close the merger. Williams has concluded that it is in the best interests of its stockholders to seek, among other remedies, monetary damages from ETE for its breaches. So, while taking appropriate actions to enforce its rights and deliver benefits of the Merger Agreement to its stockholders, Williams will renew its focus on connecting the best natural gas supplies to the best markets.

Williams remains well-positioned to meet the rapidly growing demand for natural gas and experience significant fee-based growth. Williams’ focus on fee-based revenue has produced strong cash flow, and looking forward, Williams expects continued growth from its portfolio of large scale demand driven projects and a fully contracted natural gas transmission business coming on in the balance of 2016, 2017 and 2018.

As previously announced, Williams stockholders voted to approve the previously announced Merger Agreement with ETE and the transactions contemplated thereby, including the merger of Williams into Energy Transfer Corp LP (“ETC”), an affiliate of ETE. The Merger Agreement was announced on September 28, 2015 and the final voting results were disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

Williams (NYSE: WMB) is a premier provider of large-scale infrastructure connecting North American natural gas and natural gas products to growing demand for cleaner fuel and feedstocks. Headquartered in Tulsa, Okla., Williams owns approximately 60 percent of Williams Partners L.P. (NYSE: WPZ) (“WPZ”), including all of the 2 percent general-partner interest. WPZ is an industry-leading, large-cap master limited partnership with operations across the natural gas value chain from gathering, processing and interstate transportation of natural gas and natural gas liquids to petchem production of ethylene, propylene and other olefins. With major positions in top U.S. supply basins and also in Canada, WPZ owns and operates more than 33,000 miles of pipelines system wide – including the nation’s largest volume and fastest growing pipeline – providing natural gas for clean-power generation, heating and industrial use. WPZ’s operations touch approximately 30 percent of U.S. natural gas.

Forward-looking Statements

This communication may contain forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the merger of ETE and Williams, the expected future performance of the combined company (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the Registration Statement on Form S-4 which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on May 25, 2016 (the “Form S-4”) and in the most recent Annual Report on Form 10-K for each of ETE, Energy Transfer Partners, L.P. (NYSE: ETP) (“ETP”), Sunoco Logistics Partners L.P. (NYSE: SXL) (“SXL”), Sunoco LP (NYSE: SUN) (“SUN”), Williams and WPZ filed with the SEC and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in the Form S-4 and in ETE’s, ETP’s, SXL’s, SUN’s, Williams’ and WPZ’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in the Form S-4 and in other reports or documents that ETE, ETP, SXL, SUN, Williams and WPZ file from time to time with the SEC include, but are not limited to: (1) the ultimate outcome of any business combination transaction between ETE, Energy Transfer Corp LP (“ETC”) and Williams; (2) the ultimate outcome and results of integrating the operations of ETE and Williams, the ultimate outcome of ETE’s operating strategy applied to Williams and the ultimate ability to realize cost savings and synergies; (3) the effects of the business combination transaction of ETE, ETC and Williams, including the combined company’s future financial condition, operating results, strategy and plans; (4) the ability to meet the closing conditions to the transaction, including Williams stockholder approval, on a timely basis or at all; (5) the reaction of the companies’ stockholders, customers, employees and counterparties to the proposed transaction; (6) diversion of management time on transaction-related issues; (7) unpredictable economic conditions in the United States and other markets, including fluctuations in the market price of ETE common units and ETC common shares; (8) the ability to obtain the intended tax treatment in connection with the issuance of ETC common shares to Williams stockholders; and (9) the ability to maintain Williams’, WPZ’s, ETP’s, SXL’s and SUN’s current credit ratings. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Neither ETE nor Williams undertakes any obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication relates to a proposed business combination between ETE and Williams. In furtherance of this proposed business combination and subject to future developments, ETE, ETC and Williams have filed a registration statement on Form S-4 with the SEC and a proxy statement/prospectus of Williams and other documents related to the proposed business combination. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document ETE, ETC or Williams may file with the SEC in connection with the proposed business combination. The registration statement was declared effective by the SEC on May 25, 2016. INVESTORS AND SECURITY HOLDERS OF ETE AND WILLIAMS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Definitive proxy statement(s) were mailed to stockholders of Williams beginning on May 25, 2016 and amended by Amendment No. 1 on June 3, 2016 and Amendment No. 2 on June 17, 2016. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by ETE, ETC and Williams through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by ETE and ETC with the SEC will be available free of charge on ETE’s website at www.energytransfer.com or by contacting Investor Relations at 214-981-0700 and copies of the documents filed by Williams with the SEC will be available on Williams’ website at investor.williams.com.

ETE and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and officers of ETE’s general partner is contained in ETE’s Annual Report on Form 10-K filed with the SEC on February 29, 2016 (as it may be amended from time to time). Additional information regarding the interests of such potential participants is included in the proxy statement/prospectus and other relevant documents filed with the SEC. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from ETE using the sources indicated above.

Williams and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and officers of Williams is contained in Williams’ Annual Report on Form 10-K filed with the SEC on February 26, 2016 (as it may be amended from time to time). Additional information regarding the interests of such potential participants is included in the proxy statement/prospectus and other relevant documents filed with the SEC. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Williams using the sources indicated above.

Contacts

The Williams Companies, Inc.

Investor Relations:

John Porter, 918-573-0797

or

Brett Krieg, 918-573-4614

or

Media Relations:

Lance Latham, 918-573-9675

or

Joele Frank, Wilkinson Brimmer Katcher

Dan Katcher, Andrew Siegel or Dan Moore, 212-355-4449